Exhibit 10.1

AMENDMENT NO. 9 (this “Amendment”), dated as of April 22, 2020, among ARAMARK Services, Inc., a Delaware corporation (the “Company” or the “U.S. Borrower”), ARAMARK INTERMEDIATE HOLDCO CORPORATION, a Delaware corporation (“Holdings”), each Subsidiary Guarantor, each Lender party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders and collateral agent for the Secured Parties (in such capacities, the “Agent”) to the Credit Agreement, dated as of March 28, 2017 (as amended by Incremental Amendment No. 1, dated as of September 20, 2017, as further amended by Incremental Amendment No. 2, dated as of December 11, 2017, as further amended by Incremental Amendment No. 3, dated as of February 28, 2018, as further amended by Amendment No. 4, dated as of May 11, 2018, as further amended by Amendment No. 5, dated as of May 24, 2018, as further amended by Amendment No. 6, dated as of June 12, 2018, as further amended by Amendment No. 7, dated as of October 1, 2018, as further amended by Incremental Amendment No. 8, dated as of January 15, 2020 and as amended, supplemented, amended and restated or otherwise modified from time to time prior to the Amendment No. 9 Effective Date (as defined below), the “Existing Credit Agreement”), among the Borrowers (as defined therein), Holdings, the Subsidiary Guarantors (as defined therein) from time to time party thereto, the Agent and the other parties thereto from time to time. The Existing Credit Agreement as amended hereby is referred to as the “Amended Credit Agreement.” Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Amended Credit Agreement.

WHEREAS, pursuant to Section 9.02 of the Amended Credit Agreement, the Borrowers have requested that the Lenders party hereto, which constitute the Required Financial Covenant Lenders, approve the amendments referred to in Section 1 hereof; and

NOW, THEREFORE, in consideration of the premise contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment of Existing Credit Agreement.

(a) Effective as of the Amendment No. 9 Effective Date, the Existing Credit Agreement is hereby amended as follows:

(i) The following definitions are hereby added in the appropriate alphabetical order to Section 1.01:

“Amendment No. 9” means Amendment No. 9, dated as of April 22, 2020, by and among the Loan Parties, the Agent and the Lenders party thereto.

“Amendment No. 9 Effective Date” has the meaning set forth in Amendment No. 9.

“Covenant Waiver Conditions” means that each of the following shall be satisfied:

(a) since the Amendment No. 9 Effective Date, notwithstanding anything to the contrary in Section 6.04, the U.S. Borrower shall not, and shall not permit any Restricted Subsidiary to, pay or make or purchase, redeem or defease, directly or indirectly, any Restricted Payment (other than (x) Restricted Payments of the type permitted by Section 6.04(ii), (v), (vii), (viii), (x), (xiv), (xv), (xvii) or (xix) and (y) Restricted Payments to fund cash dividends to public shareholders of Aramark, the indirect parent company of the U.S. Borrower, in an amount not to exceed $29,000,000 in any fiscal quarter; provided that such amount shall be reduced to $10,000,000 in any fiscal quarter in which Liquidity is not at least $600,000,000 at all times) (the “RP Condition”);

(b) since the Amendment No. 9 Effective Date, notwithstanding anything to the contrary in Section 6.07, the definition of “Unrestricted Subsidiary” and elsewhere in this Agreement, the U.S. Borrower shall not be permitted to designate any Subsidiary (including any existing Restricted Subsidiary and any newly acquired or newly formed Subsidiary) as an Unrestricted Subsidiary, and the U.S. Borrower shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, make any Investment in any Unrestricted Subsidiary (the “Unrestricted Subsidiary Condition”); and

(c) the U.S. Borrower shall (i) maintain Liquidity of no less than $400,000,000 at all times during the Covenant Waiver Period, (ii) within three (3) Business Days after the end of each month during the Covenant Waiver Period, deliver to the Agent an Officers’ Certificate certifying as to compliance with such condition and setting forth in reasonable detail the calculations with respect to Liquidity during such period and (iii) furnish to the Agent written notice of any failure to maintain the requisite Liquidity set forth in clause (i) within one (1) Business Day after any Responsible Officer of Holdings or the U.S. Borrower obtains knowledge of such failure (the “Liquidity Condition”).

“Covenant Waiver Period” means the period commencing with the quarter ending October 2, 2020 to and including the earlier of (x) October 1, 2021 and (y) the date identified by the U.S. Borrower in a Financial Covenant Election that has been delivered by the U.S. Borrower to the Agent.

“Financial Covenant Election” means an election by the U.S. Borrower, which shall be irrevocable, by written notice to the Agent, to test compliance with the provisions of Section 6.10 on the last day of the Test Period during which U.S. Borrower has delivered such Financial Covenant Election and each Test Period ending thereafter, notwithstanding any such Test Period within the Covenant Waiver Period.

“Liquidity” means, as of any date of determination, the sum of (a) Revolving Available Credit at such time plus (b) the aggregate amount of cash and Cash Equivalents held by the U.S. Borrower and its Restricted Subsidiary as of such time.

(ii) The following sentence is hereby added to the end of the definition of “EBITDA” in Section 1.01 of the Credit Agreement:

Notwithstanding the foregoing, solely for purposes of determining compliance with the covenant set forth in Section 6.10 (and not for any other purpose including, for the avoidance of doubt, calculation of the Applicable Rate) for the first three Test Periods after the expiration of the Covenant Waiver Period (i) for the first such Test Period, EBITDA for the first three quarters in such Test Period shall be $403,536,637.00, $426,362,070.00 and $425,327,092.00 (representing the EBITDA from the quarters ended June 28, 2019, September 27, 2019 and December 27, 2019, respectively), (ii) for the second such Test Period, EBITDA for the first two quarters in such Test Period shall be $426,362,070.00 and $425,327,092.00 (representing the EBITDA from the quarters ended September 27, 2019 and December 27, 2019, respectively) and (iii) for the third such Test Period, EBITDA for the first quarter in such Test Period shall be $425,327,092.00 (representing the EBITDA from the quarter ended December 27, 2019).

(iii) Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Maximum Consolidated Secured Debt Ratio. For so long as any Revolving Commitment, Canadian Term A-2 Loan, Euro Term A-1 Loan, New Term A Loan or Extended Term Loan in respect of any of the foregoing is outstanding, the U.S. Borrower shall maintain a Consolidated Secured Debt Ratio, as determined as of the last day of each fiscal quarter of the U.S. Borrower, commencing with the fiscal quarter ending June 30, 2017, not to exceed 5.125 to 1.00; provided that, solely to the extent the U.S. Borrower remains compliant with the Covenant Waiver Conditions at all relevant times during the Covenant Waiver Period, the Test Periods ending October 2, 2020, January 1, 2021, April 2, 2021 and July 2, 2021 shall be exempt.

For the avoidance of doubt, if the U.S. Borrower ceases to be in compliance with the Liquidity Condition, the Unrestricted Subsidiary Condition or the RP Condition at any time during the Covenant Waiver Period, then compliance with Section 6.10 will be deemed to have been applicable as of the last day of the most recently ended Test Period. Accordingly, if the U.S. Borrower would not have been in compliance with Section 6.10 as of the last day of such Test Period, then, subject to the rights and limitations set forth in Section 7.01(b), an Event of Default under Section 7.01(b) shall result from such non-compliance with the Liquidity Condition, the Unrestricted Subsidiary Condition or the RP Condition, as applicable, as of the last day of such most recently ended Test Period.

Section 2. Effectiveness. The Amendment shall become effective on the date (the “Amendment No. 9 Effective Date”) that each of the conditions set forth below in this Section 2 has been satisfied:

(a) Execution of this Amendment. The Agent (or its counsel) shall have received from each Borrower, the Agent and each Required Financial Covenant Lender either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Agent (which may include facsimile transmission of a signed signature page of this Amendment) that such party has signed a counterpart of the Amendment.

(b) Fees. The Agent shall have received (i) all fees required to be paid to them by the U.S. Borrower mutually agreed prior to the Amendment No. 9 Effective Date and (ii) all out-of-pocket expenses (including the reasonable documented fees and expenses of external legal counsel) for which invoices have been presented to such U.S. Borrower at least three business days prior to the Amendment No. 9 Effective Date.

(c) No Default; Representations and Warranties. (i) No Default or Event of Default has occurred or is continuing on the Amendment No. 9 Effective Date before or after giving effect to the transactions contemplated hereby and (ii) the representations and warranties set forth in Section 3 below shall be true and correct.

Section 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment No. 9, each of the Borrowers hereby represents and warrants to each of the Lenders holding Commitments or Loans relevant to the calculation of the Required Financial Covenant Lenders and the Agent that:

(a) As of the Amendment No. 9 Effective Date and after giving effect to the transactions and amendments to occur on the Amendment No. 9 Effective Date, this Amendment No. 9 has been duly authorized, executed and delivered by each Borrower and constitutes, and the Amended Credit Agreement, will constitute, its legal, valid and binding obligation, enforceable against each of the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties set forth in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Amendment No. 9 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date; provided that any representation or warranty that is qualified as to materiality or “Material Adverse Effect” shall be true and correct in all respects.

(c) No Default or Event of Default has occurred or is continuing on the Amendment No. 9 Effective Date before or after giving effect to the transactions contemplated hereby.

Section 4. Costs and Expenses. The U.S. Borrower agrees to reimburse the Agent for its reasonable out of pocket expenses in connection with this Amendment No. 9 and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Agent.

Section 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Agent to accept electronic signatures in any form or format without its prior written consent.

Section 6. Applicable Law; Jurisdiction. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The U.S. Borrower and each of the Loan Guarantors hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any U.S. Federal or New York State court sitting in the Borough of Manhattan, New York, New York in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Section 7. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.

Section 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Agent or the Issuing Banks, in each case under the Existing Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Existing Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. The U.S. Borrower, on behalf of itself and each other Loan Party, reaffirms each such Loan Party’s obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Security Documents. This Amendment shall constitute a Loan Document for purposes of the Amended Credit Agreement and from and after the Amendment No. 9 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement. The U.S. Borrower, on behalf of itself and each other Loan Party, hereby consents to this Amendment and confirms that all obligations of the Loan Parties under the Loan Documents to which such Loan Party is a party shall continue to apply to the Amended Credit Agreement. This Amendment shall not constitute a novation of the Existing Credit Agreement or any other Loan Document. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment No. 9 shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ARAMARK SERVICES, INC.

By:	/s/ James J. Tarangelo
Name: James J. Tarangelo
Title: Treasurer

ARAMARK INTERMEDIATE HOLDCO CORPORATION

By:	/s/ James J. Tarangelo
Name: James J. Tarangelo
Title: Treasurer

ARAMARK IRELAND HOLDINGS LIMITED

By:	/s/ Frank Gleeson
Name: Frank Gleeson
Title: Director

ARAMARK REGIONAL TREASURY EUROPE, DESIGNATED ACTIVITY COMPANY

By:	/s/ James J. Tarangelo
Name: James J. Tarangelo
Title: VP & Treasurer

ARAMARK CANADA LTD.

By:	/s/ Maureen Baureis
Name: Maureen Baureis
Title: AVP & Assistant Treasurer

[Aramark – Signature Page to Amendment No. 9]

ARAMARK INTERNATIONAL FINANCE, S.À R.L.

By:	/s/ James J. Tarangelo
Name: James J. Tarangelo
Title: VP & Treasurer

ARAMARK INVESTMENTS LIMITED

By:	/s/ Frank Gleeson
Name: Frank Gleeson
Title: Director

ARAMARK LIMITED

By:	/s/ Frank Gleeson
Name: Frank Gleeson
Title: Director

ARAMARK HOLDING DEUTSCHLAND GMBH

By:	/s/ Juergen Vogl
Name: Juergen Vogl
Title: CEO

By:	/s/ Lutz Spahr
Name: Lutz Spahr
Title: CFO

[Aramark – Signature Page to Amendment No. 9]

JPMORGAN CHASE BANK, N.A., as Agent and a Lender

By:	/s/ Tony Yung
Name: Tony Yung
Title: Executive Director

[Aramark – Signature Page to Amendment No. 9]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jason Yakabu
Name: Jason Yakabu
Title: Vice President

[Aramark – Signature Page to Amendment No. 9]

BANK OF AMERICA, N.A., Canada branch, as a Lender

By:	/s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

[Aramark – Signature Page to Amendment No. 9]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ John T Wilden
Name: John T Wilden
Title: Senior Vice President

[Aramark – Signature Page to Amendment No. 9]

PNC BANK CANADA BRANCH, as a Lender

By:	/s/ David T. Olsen
Name: David T. Olsen
Title: Principal Officer

[Aramark – Signature Page to Amendment No. 9]

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Joseph Gricco
Name: Joseph Gricco
Title: Director

[Aramark – Signature Page to Amendment No. 9]

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By:	/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

[Aramark – Signature Page to Amendment No. 9]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Catherine Jones
Name: Catherine Jones
Title: Managing Director

[Aramark – Signature Page to Amendment No. 9]

TD BANK N.A., as a Lender

By:	/s/ Alan Garson
Name: Alan Garson
Title: Senior Vice President

[Aramark – Signature Page to Amendment No. 9]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

By:	/s/ Brady Bingham
Name: Brady Bingham
Title: Authorized Signatory

[Aramark – Signature Page to Amendment No. 9]

CAPITAL ONE, N.A., as a Lender

By:	/s/ Michael Sullivan
Name: Michael Sullivan
Title: Duly Authorized Signatory

[Aramark – Signature Page to Amendment No. 9]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Christopher Winthrop
Name: Christopher Winthrop
Title: Authorized Signatory

[Aramark – Signature Page to Amendment No. 9]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

[Aramark – Signature Page to Amendment No. 9]

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

By:	/s/ Claire Laury
Name: Claire Laury
Title: Executive Director

By:	/s/ Hunter Odom
Name: Hunter Odom
Title: Vice President

[Aramark – Signature Page to Amendment No. 9]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Rodney J Winters
Name: Rodney J Winters
Title: Vice President

[Aramark – Signature Page to Amendment No. 9]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Katie Lee
Name: Katie Lee
Title: Director

[Aramark – Signature Page to Amendment No. 9]

COMMERZBANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ Pedro Bell
Name: Pedro Bell
Title: Managing Director

By:	/s/ Bianca Notari
Name: Bianca Notari
Title: Vice President

[Aramark – Signature Page to Amendment No. 9]

PEOPLE’S UNITED BANK, N.A., as a Lender

By:	/s/ Donna J. Emhart
Name: Donna J. Emhart
Title: Senior Vice President

[Aramark – Signature Page to Amendment No. 9]